FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler
Sard Verbinnen & Co
212-687-8080
Eve Young
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS THIRD QUARTER 2021 FINANCIAL RESULTS
Record High Quarterly Revenues and Robust Operating Income
Continued Strong Earnings Momentum in Tobacco and Real Estate Segments
Company Separately Announces Plan to Spin-Off Douglas Elliman

Third Quarter 2021 Highlights:
•Consolidated revenues of $652.6 million, up 19% or $104.8 million compared to the prior year period
•Real Estate segment revenues of $354.7 million, up 55% or $125.7 million compared to the prior year period
•Douglas Elliman’s closed sales volume of $12.6 billion, up 62% or $4.8 billion compared to the prior year period
•Reported net income attributed to Vector Group of $48.9 million or $0.32 per diluted share, up $10.8 million compared to the prior year period; Adjusted Net Income of $52.6 million or $0.34 per diluted share, up $14.3 million compared to the prior year period
•Reported operating income of $107.5 million, up $11.6 million compared to the prior year period
•Tobacco segment operating income of $91.8 million, up $0.5 million compared to the prior year period
•Real Estate segment operating income of $24.7 million, up $13.9 million compared to the prior year period
•Adjusted EBITDA of $116.5 million, up 13% or $13.2 million compared to the prior year period
•Tobacco segment Adjusted EBITDA of $93.4 million, down $0.2 million compared to the prior year period
•Real Estate segment Adjusted EBITDA of $27.1 million, up $13.8 million compared to the prior year period
Year-to-date 2021 Highlights:
•Consolidated revenues of $1.93 billion, up 33% or $477.9 million compared to the prior year period
•Real Estate segment revenues of $1.0 billion, up 94% or $500.4 million compared to the prior year period
•Douglas Elliman’s closed sales volume of $37.2 billion, up 100% or $18.6 billion compared to the prior year period

•Reported net income attributed to Vector Group of $174.2 million or $1.13 per diluted share, up $113.5 million compared to the prior year period; Adjusted Net Income of $194.3 million or $1.26 per diluted share, up $87.4 million compared to the prior year period
•Reported operating income of $334.8 million, up $177.0 million compared to the prior year period
•Tobacco segment operating income of $276.6 million, up 15% or $36.7 million compared to the prior year period
•Real Estate segment operating income of $82.3 million, up $145.8 million compared to the prior year period
•Adjusted EBITDA of $355.1 million, up 48% or $115.0 million compared to the prior year period
•Tobacco segment Adjusted EBITDA of $278.9 million, up 13% or $32.7 million compared to the prior year period
•Real Estate segment Adjusted EBITDA of $89.2 million, up $84.5 million compared to the prior year period
•Strong liquidity with cash and cash equivalents of $524 million and investment securities and long-term investments of $214 million at September 30, 2021
•Cash dividends of $95 million returned to stockholders at a rate of $0.60 per common share
Last Twelve Months ended September 30, 2021 Highlights:
•Consolidated revenues of $2.5 billion
•Tobacco segment revenues of $1.2 billion
•Real Estate segment revenues of $1.3 billion
•Douglas Elliman’s closed sales volume of $47.7 billion
•Net income of $206.4 million
•Real Estate segment net income of $61.9 million
•Operating income of $422.1 million
•Tobacco segment operating income of $356.3 million
•Adjusted EBITDA of $448.4 million
•Tobacco segment Adjusted EBITDA of $360.8 million
•Real Estate segment Adjusted EBITDA of $106.2 million

MIAMI, FL, November 8, 2021 - Vector Group Ltd. (NYSE:VGR) today announced third quarter 2021 financial results.

“Vector had another outstanding quarter, achieving all-time high quarterly revenues and significantly increased operating income,” said Howard M. Lorber, President and Chief Executive Officer of Vector Group.
“We are excited by the continued strong performance of our tobacco business which validates our market strategy and reflects the competitive advantages we have in the deep discount segment. Our Douglas Elliman subsidiary also delivered record revenues up 70% during the quarter compared to the year ago period, and closed sales volume was up 62% over the same time frame. Combined with expense reductions, Douglas Elliman achieved record quarterly Adjusted EBITDA during the third quarter.”
In a separate press release issued today, Vector Group announced that Douglas Elliman plans to file a Form 10 registration statement with the Securities and Exchange Commission in connection with its intended spin-off into a standalone, publicly traded company.

GAAP Financial Results
Three months ended September 30, 2021 and 2020. Third quarter 2021 revenues were $652.6 million, compared to revenues of $547.8 million in the third quarter of 2020. The Company recorded operating income of $107.5 million in the third quarter of 2021, compared to operating income of $95.9 million in the third quarter of 2020. Net income attributed to Vector Group Ltd. for the third quarter of 2021 was $48.9 million, or $0.32 per diluted common share, compared to net income of $38.1 million, or $0.25 per diluted common share, in the third quarter of 2020. Operating income and net income for the third quarter of 2020 included pre-tax restructuring charges of $0.3 million in the Company’s Real Estate segment.
Nine months ended September 30, 2021 and 2020. For the nine months ended September 30, 2021, revenues were $1.93 billion, compared to revenues of $1.45 billion for the nine months ended September 30, 2020. The Company recorded operating income of $334.8 million for the nine months ended September 30, 2021, compared to operating income of $157.8 million for the nine months ended September 30, 2020. Net income attributed to Vector Group Ltd. for the nine months ended September 30, 2021 was $174.2 million, or $1.13 per diluted common share, compared to net income of $60.7 million, or $0.39 per diluted common share, for the nine months ended September 30, 2020. Operating income and net income for the nine months ended September 30, 2020 included pre-tax and non-cash impairment charges of $58.3 million and pre-tax restructuring charges of $3.3 million in the Company’s Real Estate segment.
Non-GAAP Financial Measures
Non-GAAP financial measures include adjustments for change in fair value of derivatives embedded within convertible debt, loss on extinguishment of debt, litigation settlements and judgment expense, impact of Master Settlement Agreement settlements, restructuring charges, net gains on sales of assets (for purposes of Adjusted EBITDA and Adjusted Operating Income only), and impairments of goodwill and other intangible assets. For purposes of Adjusted EBITDA only, adjustments include equity in earnings from investments, equity in (earnings) losses from real estate ventures, stock-based compensation expense, and other, net. For purposes of Adjusted Net Income only, adjustments include non-cash amortization of debt discount on convertible debt, net interest expense capitalized to real estate ventures, and the derivative associated with the 2018 acquisition of 29.41% of Douglas Elliman. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the last twelve months ended September 30, 2021 and the three and nine months ended September 30, 2021 and 2020 are included in Tables 2 through 8.
Three months ended September 30, 2021 compared to the three months ended September 30, 2020
Adjusted EBITDA attributed to Vector (as described in Table 2 attached hereto) were $116.5 million for the third quarter of 2021, compared to $103.3 million for the third quarter of 2020.
Adjusted Net Income (as described in Table 3 attached hereto) was $52.6 million, or $0.34 per diluted share, for the third quarter of 2021, and $38.3 million or $0.25 per diluted share, for the third quarter of 2020.
Adjusted Operating Income (as described in Table 4 attached hereto) was $110.1 million for the third quarter of 2021, compared to $96.5 million for the third quarter of 2020.
Nine months ended September 30, 2021 compared to the nine months ended September 30, 2020
Adjusted EBITDA attributed to Vector (as described in Table 2 attached hereto) were $355.1 million for the nine months ended September 30, 2021, compared to $240.0 million for the nine months ended September 30, 2020.
Adjusted Net Income (as described in Table 3 attached hereto) was $194.3 million, or $1.26 per diluted share, for the nine months ended September 30, 2021, compared to $106.9 million, or $0.70 per diluted share, for the nine months ended September 30, 2020.
Adjusted Operating Income (as described in Table 4 attached hereto) was $334.6 million for the nine months ended September 30, 2021, compared to $219.7 million for the nine months ended September 30, 2020.
Last twelve months ended September 30, 2021
For the last twelve months ended September 30, 2021, revenues were $2.5 billion. The Company recorded operating income of $422.1 million for the last twelve months ended September 30, 2021. Net income attributed to Vector Group Ltd. for the last twelve months ended September 30, 2021 was $206.4 million.
For the last twelve months ended September 30, 2021, Adjusted EBITDA attributed to Vector (as described in Table 2 attached hereto) were $448.4 million. Adjusted Operating Income (as described in Table 4 attached hereto) was $421.2 million for the last twelve months ended September 30, 2021.

Consolidated Balance Sheet
Vector maintained significant liquidity at September 30, 2021 with cash and cash equivalents of $524 million, including $133 million of cash at Liggett and $159 million of cash at Douglas Elliman. Vector also held investment securities of $155 million and long-term investments of $58 million.
Vector continued its longstanding history of paying a quarterly cash dividend in the third quarter of 2021. For the nine months ended September 30, 2021, Vector returned a total of $95 million to stockholders at a quarterly rate of $0.20 per common share.
Tobacco Segment Financial Results
For the third quarter of 2021, the Tobacco segment had revenues of $297.9 million, compared to $318.9 million for the third quarter of 2020. For the nine months ended September 30, 2021, the Tobacco segment had revenues of $895.9 million, compared to $918.4 million for the nine months ended September 30, 2020. For the last twelve months ended September 30, 2021, the Tobacco segment had revenues of $1.2 billion.
Operating Income from the Tobacco segment was $91.8 million and $276.6 million for the three and nine months ended September 30, 2021, respectively, compared to $91.3 million and $239.8 million for the three and nine months ended September 30, 2020, respectively. Operating Income from the Tobacco segment was $356.3 million for the last twelve months ended September 30, 2021.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the third quarter of 2021 and 2020 was $91.8 million and $91.6 million, respectively. Tobacco Adjusted Operating Income for the nine months ended September 30, 2021 was $273.9 million, compared to $240.2 million for the nine months ended September 30, 2020. Tobacco Adjusted Operating Income for the last twelve months ended September 30, 2021 was $353.9 million.
For the third quarter of 2021, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.11 billion units, compared to 2.39 billion units for the third quarter of 2020. For the nine months ended September 30, 2021, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 6.41 billion units, compared to 7.04 billion units for the nine months ended September 30, 2020.
According to data from Management Science Associates, for the third quarter of 2021, Liggett’s retail market share increased to 4.22% compared to 4.18% for the third quarter of 2020. For the nine months ended September 30, 2021, Liggett’s retail market share declined to 4.16%, compared to 4.25% for the nine months ended September 30, 2020. Compared to the third quarter of 2020, Liggett’s retail shipments in the third quarter of 2021 declined by 6.1% while the overall industry’s retail shipments declined by 7.0%. Compared to the nine months ended September 30, 2020, Liggett’s retail shipments for nine months ended September 30, 2021 declined by 6.3% while the overall industry’s retail shipments declined by 4.2%.
Real Estate Segment Financial Results
For the third quarter of 2021, the Real Estate segment had revenues of $354.7 million compared to $229.0 million for the third quarter of 2020. For the nine months ended September 30, 2021, the Real Estate segment had revenues of $1.0 billion, compared to $529.7 million for the nine months ended September 30, 2020. For the last twelve months ended September 30, 2021, the Real Estate segment had revenues of $1.3 billion. For the third quarter of 2021, the Real Estate segment reported net income of $15.5 million, compared to a net loss of $4.1 million for the third quarter of 2020. For the nine months ended September 30, 2021, the Real Estate segment reported net income of $67.0 million, compared to a net loss of $70.9 million for the nine months ended September 30, 2020.
Douglas Elliman’s results are included in the Company’s Real Estate segment. For the third quarter of 2021, Douglas Elliman had revenues of $354.2 million, compared to $208.0 million for the third quarter of 2020. For the nine months ended September 30, 2021, Douglas Elliman had revenues of $1.0 billion, compared to $506.5 million for the nine months ended September 30, 2020. For the last twelve months ended September 30, 2021, Douglas Elliman had revenues of $1.3 billion. For the third quarter of 2021, Douglas Elliman reported net income of $25.1 million, compared to $11.8 million for the third quarter of 2020. For the nine months ended September 30, 2021, Douglas Elliman reported net income of $82.2 million, compared to a net loss of $62.2 million for the nine months ended September 30, 2020.
Results for the third quarter of 2020 for the Real Estate segment and Douglas Elliman included pre-tax restructuring charges of $0.3 million and the Real Estate segment’s and Douglas Elliman’s net loss for the nine months ended September 30, 2020 included pre-tax and non-cash impairment charges of $58.3 million and pre-tax restructuring charges of $3.3 million.

Non-GAAP Financial Measures
For the third quarter of 2021, Real Estate Adjusted EBITDA attributed to Vector (as described in Table 6 attached hereto) were $27.1 million, compared to $13.3 million for the third quarter of 2020.
For the nine months ended September 30, 2021, Real Estate Adjusted EBITDA attributed to Vector were $89.2 million, compared to $4.7 million for the nine months ended September 30, 2020.
For the last twelve months ended September 30, 2021, Real Estate net income was $61.9 million and Real Estate Adjusted EBITDA were $106.2 million.
For the third quarter of 2021, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were $27.8 million, compared to $14.1 million for the third quarter of 2020.
For the nine months ended September 30, 2021, Douglas Elliman’s Adjusted EBITDA were $89.5 million, compared to $5.3 million for the nine months ended September 30, 2020.
For the last twelve months ended September 30, 2021, Douglas Elliman’s net income was $96.2 million and Douglas Elliman’s Adjusted EBITDA were $106.2 million.
For the three and nine months ended September 30, 2021, Douglas Elliman achieved closed sales of approximately $12.6 billion and $37.2 billion, respectively, compared to $7.8 billion and $18.6 billion for the three and nine months ended September 30, 2020, respectively. For the last twelve months ended September 30, 2021 and the year ended December 31, 2020, Douglas Elliman achieved closed sales of approximately $47.7 billion and $29.1 billion, respectively.
Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, Real Estate Segment (New Valley LLC) Adjusted EBITDA, Douglas Elliman Adjusted EBITDA and financial measures for the last twelve months (“LTM”) ended September 30, 2021 (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 8 is information relating to the Company’s Non-GAAP Financial Measures for the last twelve months ended September 30, 2021 and the three and nine months ended September 30, 2021 and 2020.
Conference Call to Discuss Third Quarter 2021 Results
As previously announced, the Company will host a conference call and webcast on Monday, November 8, 2021 at 5:00 PM (ET) to discuss its third quarter 2021 results. Investors can access the call by dialing 877-271-1828 and entering 43234619 as the conference ID number. The call will also be available via live webcast at https://www.webcaster4.com/Webcast/Page/2271/43402. Webcast participants should allot extra time to register before the webcast begins.
A replay of the call will be available shortly after the call ends on November 8, 2021 through November 22, 2021. To access the replay, dial 877-656-8905 and enter 43234619 as the conference ID number. The archived webcast will also be available at https://www.webcaster4.com/Webcast/Page/2271/43402 for one year.
About Vector Group Ltd.
Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the Company is available on the Company’s website, www.VectorGroupLtd.com.
Investors and others should note that we may post information about the Company or its subsidiaries on our website at www.VectorGroupLtd.com and/or at the websites of those subsidiaries or, if applicable, on their accounts on Facebook,

Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in the Company to review the information we post on our website at www.VectorGroupLtd.com, on the websites of our subsidiaries and on their social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts, including statements regarding the current or anticipated impact of the COVID-19 pandemic on our business, made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue’” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. In particular, the extent, duration and severity of the spread of the COVID-19 pandemic and economic consequences stemming from the COVID-19 crisis (including a potential significant economic contraction) as well as related risks and the impact of any of the foregoing on our business, results of operations and liquidity could affect our future results and cause actual results to differ materially from those expressed in forward-looking statements.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our 2020 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
Revenues:
Tobacco*	$297,942	$318,850	$895,901	$918,429
Real estate	354,704	228,981	1,030,038	529,650
Total revenues	652,646	547,831	1,925,939	1,448,079

Expenses:
Cost of sales:
Tobacco*	186,398	204,101	556,574	615,458
Real estate	260,692	170,474	754,468	374,625
Total cost of sales	447,090	374,575	1,311,042	990,083

Operating, selling, administrative and general expenses	98,925	77,019	280,982	238,600
Litigation settlement and judgment expense	12	—	17	53
Net gains on sales of assets	(910)	—	(910)	—
Impairments of goodwill and other intangible assets	—	—	—	58,252
Restructuring charges	—	320	—	3,281
Operating income	107,529	95,917	334,808	157,810

Other income (expenses):
Interest expense	(28,287)	(28,163)	(85,153)	(93,148)
Loss on extinguishment of debt	—	—	(21,362)	—
Change in fair value of derivatives embedded within convertible debt	—	—	—	4,999
Equity in earnings from investments	44	1,840	1,562	54,199
Equity in (losses) earnings from real estate ventures	(5,869)	(8,536)	12,405	(27,301)
Other, net	(969)	(5,096)	7,363	(8,116)
Income before provision for income taxes	72,448	55,962	249,623	88,443
Income tax expense	23,679	17,823	75,592	27,761

Net income	48,769	38,139	174,031	60,682

Net loss attributed to non-controlling interest	120	—	120	—

Net income attributed to Vector Group Ltd.	$48,889	$38,139	$174,151	$60,682

Per basic common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.32	$0.25	$1.13	$0.39

Per diluted common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.32	$0.25	$1.13	$0.39

* Revenues and cost of sales include federal excise taxes of $106,408, $120,320, $322,857 and $354,629 for the three and nine months ended September 30, 2021 and 2020, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2021	2020	2021	2020	2021	2020

Net income attributed to Vector Group Ltd.	$206,407	$92,938	$48,889	$38,139	$174,151	$60,682
Interest expense	113,546	121,541	28,287	28,163	85,153	93,148
Income tax expense	89,608	41,777	23,679	17,823	75,592	27,761
Net loss attributed to non-controlling interest	(120)	—	(120)	—	(120)	—
Depreciation and amortization	16,626	17,629	4,062	4,346	12,330	13,333
EBITDA	$426,067	$273,885	$104,797	$88,471	$347,106	$194,924
Change in fair value of derivatives embedded within convertible debt (a)	—	(4,999)	—	—	—	(4,999)
Equity in earnings from investments (b)	(3,631)	(56,268)	(44)	(1,840)	(1,562)	(54,199)
Equity in losses (earnings) from real estate ventures (c)	4,992	44,698	5,869	8,536	(12,405)	27,301
Loss on extinguishment of debt	21,362	—	—	—	21,362	—
Stock-based compensation expense (d)	10,586	9,483	2,375	2,471	8,115	7,012
Litigation settlement and judgment expense (e)	301	337	12	—	17	53
Impact of MSA settlement (f)	(2,709)	299	—	286	(2,722)	286
Restructuring charges (g)	101	3,382	—	320	—	3,281
Transaction expenses (h)	3,426	—	3,426	—	3,426	—
Net gains on sales of assets	(2,024)	(1,114)	(910)	—	(910)	—
Impairments of goodwill and other intangible assets (i)	—	58,252	—	—	—	58,252
Other, net	(10,023)	5,456	969	5,096	(7,363)	8,116
Adjusted EBITDA attributed to Vector Group Ltd.	$448,448	$333,411	$116,494	$103,340	$355,064	$240,027

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$360,769	$328,049	$93,350	$93,570	$278,880	$246,160
Real Estate (j)	106,239	21,782	27,098	13,337	89,168	4,711
Corporate and Other	(18,560)	(16,420)	(3,954)	(3,567)	(12,984)	(10,844)
Total	$448,448	$333,411	$116,494	$103,340	$355,064	$240,027

a.Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.
b.Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings from Ladenburg Thalmann Financial Services of $0 for the last twelve months ended September 30, 2021, $53,424 for the year ended December 31, 2020, $372 for the three months ended September 30, 2020 and $53,424 for the nine months ended September 30, 2020.
c.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
d.Represents amortization of stock-based compensation.
e.Represents accruals for product liability litigation in the Company’s Tobacco segment.
f.Represents the Company’s Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
g.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
h.Transaction expenses include expenses incurred in connection with the Company’s intended spin-off of its real estate brokerage business and related property technology (“PropTech”) investments into a standalone, publicly traded company.
i.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
j.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $106,178 for the last twelve months ended September 30, 2021, $22,054 for the year ended December 31, 2020, $27,824, $14,089, $89,455 and $5,331 for the three and nine months ended September 30, 2021 and 2020, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020

Net income attributed to Vector Group Ltd.	$48,889	$38,139	$174,151	$60,682

Change in fair value of derivatives embedded within convertible debt	—	—	—	(4,999)
Non-cash amortization of debt discount on convertible debt	—	—	—	5,276
Loss on extinguishment of debt	—	—	21,362	—
Litigation settlement and judgment expense (a)	12	—	17	53
Impact of MSA settlement (b)	—	286	(2,722)	286
Impact of net interest expense capitalized to real estate ventures	702	(35)	(167)	3,015
Adjustment for derivative associated with acquisition of 29.41% of Douglas Elliman Realty, LLC	(271)	(252)	3,252	(2,083)
Restructuring charges (c)	—	320	—	3,281
Transaction expenses (d)	3,426	—	3,426	—
Impairments of goodwill and other intangible assets (e)	—	—	—	58,252
Total adjustments	3,869	319	25,168	63,081

Tax benefit (expense) related to adjustments	(192)	(154)	(4,990)	(16,848)

Adjusted Net Income attributed to Vector Group Ltd.	$52,566	$38,304	$194,329	$106,915

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.34	$0.25	$1.26	$0.70

a.Represents accruals for product liability litigation in the Company’s Tobacco segment.
b.Represents the Company’s Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
c.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
d.Transaction expenses include expenses incurred in connection with the Company’s intended spin-off of its real estate brokerage business and related PropTech investments into a standalone, publicly traded company.
e.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2021	2020	2021	2020	2021	2020

Operating income	$422,141	$245,143	$107,529	$95,917	$334,808	$157,810

Litigation settlement and judgment expense (a)	301	337	12	—	17	53
Restructuring charges (b)	101	3,382	—	320	—	3,281
Transaction expenses (c)	3,426	—	3,426	—	3,426	—
Impact of MSA settlement (d)	(2,709)	299	—	286	(2,722)	286
Net gains on sales of assets	(2,024)	(1,114)	(910)	—	(910)	—
Impairments of goodwill and other intangible assets (e)	—	58,252	—	—	—	58,252
Total adjustments	(905)	61,156	2,528	606	(189)	61,872

Adjusted Operating Income	$421,236	$306,299	$110,057	$96,523	$334,619	$219,682

a.Represents accruals for product liability litigation in the Company’s Tobacco segment.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Transaction expenses include expenses incurred in connection with the Company’s intended spin-off of its real estate brokerage business and related PropTech investments into a standalone, publicly traded company.
d.Represents the Company’s Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
e.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2021	2020	2021	2020	2021	2020

Tobacco Adjusted Operating Income:
Operating income from Tobacco segment	$356,279	$319,536	$91,779	$91,319	$276,557	$239,814

Litigation settlement and judgment expense (a)	301	337	12	—	17	53
Impact of MSA settlement (b)	(2,709)	299	—	286	(2,722)	286
Total adjustments	(2,408)	636	12	286	(2,705)	339

Tobacco Adjusted Operating Income	$353,871	$320,172	$91,791	$91,605	$273,852	$240,153

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2021	2020	2021	2020	2021	2020

Tobacco Adjusted EBITDA:
Operating income from Tobacco segment	$356,279	$319,536	$91,779	$91,319	$276,557	$239,814

Litigation settlement and judgment expense (a)	301	337	12	—	17	53
Impact of MSA settlement (b)	(2,709)	299	—	286	(2,722)	286
Total adjustments	(2,408)	636	12	286	(2,705)	339

Tobacco Adjusted Operating Income	353,871	320,172	91,791	91,605	273,852	240,153

Depreciation and amortization	6,877	7,877	1,550	1,965	5,007	6,007
Stock-based compensation expense	21	—	9	—	21	—
Total adjustments	6,898	7,877	1,559	1,965	5,028	6,007

Tobacco Adjusted EBITDA	$360,769	$328,049	$93,350	$93,570	$278,880	$246,160

a.    Represents accruals for product liability litigation in the Company’s Tobacco segment.
b.     Represents the Company’s Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2021	2020	2021	2020	2021	2020

Net income (loss) attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$61,942	$(75,910)	$15,486	$(4,053)	$66,950	$(70,902)
Interest expense (a)	165	268	61	17	136	239
Income tax expense (benefit) (a)	23,313	(27,674)	3,800	(1,634)	25,015	(25,972)
Net loss attributed to non-controlling interest (a)	(120)	—	(120)	—	(120)	—
Depreciation and amortization	9,465	8,874	2,493	2,167	7,269	6,678
EBITDA	$94,765	$(94,442)	$21,720	$(3,503)	$99,250	$(89,957)
(Income) loss from non-guarantors other than New Valley LLC	(549)	45	(200)	17	(533)	61
Equity in losses (earnings) from real estate ventures (b)	4,992	44,698	5,869	8,536	(12,405)	27,301
Restructuring charges (c)	101	3,382	—	320	—	3,281
Loss on sale of asset	1,169	1,169	—	—	—	—
Impairments of goodwill and other intangible assets (d)	—	58,252	—	—	—	58,252
Other, net	5,701	8,575	(314)	7,967	2,811	5,685
Adjusted EBITDA attributed to New Valley LLC	$106,179	$21,679	$27,075	$13,337	$89,123	$4,623

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$106,239	$21,782	$27,098	$13,337	$89,168	$4,711
Corporate and Other	(60)	(103)	(23)	—	(45)	(88)
Total (f)	$106,179	$21,679	$27,075	$13,337	$89,123	$4,623

a.Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Exhibit 99.2 “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-K for the period ended December 31, 2020, Form 10-Q for the period ended September 30, 2021 and Form 10-Q for the period ended September 30, 2020.
b.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
c.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
d.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
e.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $106,178 for the last twelve months ended September 30, 2021, $22,054 for the year ended December 31, 2020, $27,824, $14,089, $89,455 and $5,331 for the three and nine months ended September 30, 2021 and 2020, respectively.
f.New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $18,560 for the last twelve months ended September 30, 2021, $16,420 for the year ended December 31, 2020, $3,954, $3,567, $12,984 and $10,844 for the three and nine months ended September 30, 2021 and 2020, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2021	2020	2021	2020	2021	2020

Net income (loss) attributed to Douglas Elliman Realty, LLC	$96,196	$(48,210)	$25,078	$11,838	$82,162	$(62,244)
Interest expense	25	1	22	—	25	1
Income tax expense (benefit)	1,602	(5)	597	(179)	1,430	(177)
Depreciation and amortization	8,541	8,537	2,189	2,093	6,409	6,405
Douglas Elliman Realty, LLC EBITDA	$106,364	$(39,677)	$27,886	$13,752	$90,026	$(56,015)
Equity in earnings from real estate ventures (a)	(79)	(30)	—	(3)	(75)	(26)
Restructuring charges (b)	101	3,382	—	320	—	3,281
Loss on sale of asset	1,169	1,169	—	—	—	—
Impairments of goodwill and other intangible assets (c)	—	58,252	—	—	—	58,252
Other, net	(1,377)	(1,042)	(62)	20	(496)	(161)
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$106,178	$22,054	$27,824	$14,089	$89,455	$5,331

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Represents non-cash intangible asset impairment charges related to the goodwill and trademark of Douglas Elliman Realty, LLC.

TABLE 8
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Nine Months Ended
	September 30,	December 31,	September 30,
	2021	2020	2021	2020
Revenues:
Tobacco (a)	$1,181,973	$1,204,501	$895,901	$918,429
Real estate (b)	1,298,556	798,168	1,030,038	529,650
Total revenues	$2,480,529	$2,002,669	$1,925,939	$1,448,079

a.Tobacco segment revenues include federal excise taxes of $429,760, $461,532, $322,857 and $354,629 for the last twelve months ended September 30, 2021, the year ended December 31, 2020 and the nine months ended September 30, 2021 and 2020, respectively.
b.Real Estate segment revenues include revenues from Douglas Elliman of $1,286,373, $773,987, $1,018,912 and $506,526 for the last twelve months ended September 30, 2021, the year ended December 31, 2020 and the nine months ended September 30, 2021 and 2020, respectively.